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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):     April 27, 1999



                             ASPEN TECHNOLOGY, INC.
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             (exact name of registrant as specified in its charter)

          Delaware                  0-24786                    04-2739697
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(State or other jurisdiction of   (Commission               (I.R.S. Employer
incorporation or organization)    File Number)             Identification No.)


Ten Canal Park, Cambridge, Massachusetts, 02141
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(Address of principal executive office and zip code)

Registrant's telephone number, including area code:               (617) 949-1000



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ITEM 5. OTHER EVENTS.

     On April 27, 1999, Aspen Technology, Inc. issued a press release containing information regarding its reported results for its third fiscal quarter of 1999 and announcement that it implemented a restructuring program intended to reduce AspenTech's operating costs and improve productivity. A copy of the April 27, 1999 press release is filed as Exhibit 5.1 to this Current Report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
5.1               Press release of Aspen Technology, Inc. issued April 27, 1999 reporting 1999 Third Quarter Results and announcing a Restructuring Program Intended to Reduce Costs, Improve
                  Productivity


                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASPEN TECHNOLOGY, INC.


Date:  May 10, 1999                          By: /s/ STEPHEN J. DOYLE
                                             ----------------------------------
                                             Stephen J. Doyle
                                             Senior Vice President, General
                                             Counsel and Secretary


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